UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

February 22, 2021

Date of Report (Date of earliest event reported)

000-56099

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RIII	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, “Company”, or “us”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Following the Annual Meeting, our Board of Directors approved the reappointment of the following executive officers:

•	William Robinson as Chairman of the Board, CEO, President, Secretary/Treasurer, Interim CFO

•	Dr. Robert Mackey as Chief Operating Officer

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual of Stockholders (the “Annual Meeting”) held on February 22, 2021, the Company’s stockholders approved each of the proposals set forth below by the final voting results set forth below.

Proposal 1

To elect the following individuals as directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed:

	Number of Shares
	Votes For	Votes Withhold
William Robinson	188,710,842	588,681
Dr. Robert Mackey	188,653,001	646,522
Steven Chen	188,653,001	646,522
Brian Kistler	185,453,158	3,846,365

Proposal 2

To ratify the appointment of Yichien Yeh, CPA, as the Company’s independent registered public accounting firm:

Number of Shares
Votes For	Votes Against	Abstain
189,399,273	57,500	500

Proposal 3

To ratify the name change from Success Entertainment Group International Inc. to Renavotio, Inc.:

Number of Shares
Votes For	Votes Against	Abstain
189,309,757	147,516	0

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Proposal 4

To approve by an advisory vote regarding executive compensation:

Number of Shares
Votes For	Votes Against	Abstain
188,008,118	1,055,007	236,398

Proposal 5

To approve by an advisory vote the frequency of future executive compensation advisory votes:

Number of Shares
One Year	Two Years	Three Years	Abstain
38,474,913	1,697,613	148,616,086	510,913

Proposal 6

To ratify the Company’s 2019 Non-Qualified Stock Incentive Plan and the 2020 Equity Incentive Plan:

Number of Shares
Votes For	Votes Against	Abstain
188,079,258	944,192	276,073

Proposal 7

To increase the authorized preferred stock from an aggregate of 32,442,857 shares of preferred stock to 50,000,000 shares of preferred stock, $0.00001 par value:

Number of Shares
Votes For	Votes Against	Abstain
184,544,374	4,382,335	372,814

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renavotio, Inc.

Dated: February 24, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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